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                                                                    Exhibit 10.7

                                   AMENDMENT
                                      TO
                       CONTRIBUTION AND MERGER AGREEMENT

     This AMENDMENT TO CONTRIBUTION AND MERGER AGREEMENT dated as of January 15, 1999 (hereinafter referred to as this "Agreement") is made and entered into by
                                       ---------
and between Property Capital Trust Limited Partnership, a Massachusetts limited partnership and Framingham York Associates Limited Partnership, a Massachusetts limited partnership.

                                   RECITALS

     A. The parties hereto entered into a Contribution and Merger Agreement (the "Original Agreement") on October 16, 1998.
      ------------------

     B. The parties hereto desire to amend the Original Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby to hereby agree as follows.

     1.   Section 3.04(c) is hereby amended to read in its entirety as follows:

          "At the Closing, at least a majority of the limited partners of FYA shall, directly or through an Attorney-in-Fact, execute, acknowledge where deemed desirable or necessary by PCT LP, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, an Addendum to Contribution and Merger Agreement in the form attached hereto."

     2. The parties hereby ratify and confirm that they continue to be bound by the terms and provisions of the Original Agreement which, except as expressly modified hereby, shall continue in full force and effect.

     3. This Agreement may be executed in counterparts, each of which shall be deemed an original of all which, when taken together, shall be deemed one and the same instrument.

     4. Any terms used herein and not defined shall have the meanings ascribed to such terms in the Original Agreement, as amended.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                                   FRAMINGHAM YORK ASSOCIATES LIMITED
                                   PARTNERSHIP


                                   By: /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Bruce A. Beal, as General Partner


                                   By: /s/ Robert L. Beal
                                       -----------------------------------------
                                       Robert L. Beal, as General Partner


                                   PROPERTY CAPITAL TRUST, L.P.

                                   By: Maryland Property Capital Trust, Inc.,
                                       as sole General Partner



                                   By: /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Name: Bruce A. Beal
                                       Title: President

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